SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : January 21, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation	Number	Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (908) 903-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX TO CURRENT REPORT
EMPLOYMENT AGREEMENT: FINNEGAN
CHANGE IN CONTROL EMPLOYMENT AGREEMENT: FINNEGAN

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: Employment Agreement between The Chubb Corporation and John D Finnegan, dated as of January 21, 2003
EX-10.2 Change in Control Employment Agreement between The Chubb Corporation and John D. Finnegan, dated as of January 21, 2003

Item 5. Other Events.

On January 21, 2003, The Chubb Corporation (Corporation) entered into an Employment Agreement and a Change in Control Employment Agreement with John D. Finnegan in connection with the appointment of Mr. Finnegan as President and Chief Executive Officer and as a director of the Corporation effective December 1, 2002.

The Registrant is filing a copy of the Employment Agreement and of the Change in Control Employment Agreement respectively as Exhibits 10.1 and 10.2 hereto, which are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being filed herewith:

(10.1)	Employment Agreement between The Chubb Corporation and John D. Finnegan, dated as of January 21, 2003.

(10.2)	Change in Control Employment Agreement between The Chubb Corporation and John D. Finnegan, dated as of January 21, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

By:	/s/ Joanne L. Bober

Name: Joanne L. Bober
Title: Senior Vice President and
General Counsel

January 21, 2003

EXHIBIT INDEX TO CURRENT REPORT

Exhibit
Number

(10.1)	Employment Agreement between The Chubb Corporation and John D. Finnegan, dated as of January 9, 2003.

(10.2)	Change in Control Employment Agreement between The Chubb Corporation and John D. Finnegan, dated as of January 9, 2003.